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                                                                    EXHIBIT 99.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 23, 1996, included in this Form 11-K for the year ended December 31, 1995, into Sport Supply Group, Inc.'s previously filed Registration Statement File No. 33-64470.



                                               ARTHUR ANDERSEN LLP

Dallas, Texas,
  June 25, 1996





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